                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  M-WAVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  M-WAVE INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                                  M-WAVE LOGO

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois 60106

To Our Stockholders:

     You are invited to attend the Annual Meeting of Stockholders of M-Wave, Inc. to be held at the Union League Club, 65 West Jackson, Chicago, Illinois, on Wednesday, July 26, 2000 at 10:00 a.m. local time. We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

     Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

     If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 860-9542. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

                                          Sincerely,

                                          /s/ JOSEPH A. TUREK
                                          Joseph A. Turek
                                          Chairman and Chief Executive Officer

June 8, 2000

                                  M-WAVE LOGO

                                  M-WAVE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, July 26, 2000 at 10:00 a.m. local time, at the Union League Club, 65 West Jackson, Chicago, Illinois, for the following purposes:

     1. To elect one Class II Director for a term expiring in 2003;

     2. To ratify the appointment of Grant Thornton LLP as auditors of the Company for the 2000 calendar year; and

     3. To transact such other business that is properly brought before the meeting.

     Only holders of Common Stock of record on the books of the Company at the close of business on
June 2, 2000, will be entitled to vote at the Annual Meeting.

     The Board of Directors' nominee for Director is set forth in the accompanying Proxy Statement.

     Your vote is important. All stockholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                                          By Order of the Board of Directors

                                          /S/ PAUL H. SCHMITT
                                          Paul H. Schmitt
                                          Secretary

Chicago, Illinois
June 8, 2000

                THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois 60106

                                PROXY STATEMENT

     The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on Wednesday, July 26, 2000, or at any adjournment thereof. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about June 8, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

RECORD DATE

     Stockholders of record at the close of business on June 2, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 2,280,842 shares of Common Stock, $.01 par value of the Company (the "Common Stock"), were issued and outstanding.

VOTING AND SOLICITATION

     Holders of Common Stock of record as of the close of business on the Record Date are entitled to one vote per share of Common Stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     A plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of Common Stock present (either in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thorton LLP as the Company's independent auditors for 2000. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST", or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2001 must be received by the Company no later than April 1, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 30, 2000 by (i) each person known to the Company to beneficially own 5% or more of the Company's Common Stock, (ii) each of the Directors and executive officers of the Company, and
(iii) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission ("SEC").

                                                                NUMBER OF SHARES     PERCENTAGE OF SHARES
                 NAME OF BENEFICIAL HOLDER                     BENEFICIALLY OWNED     BENEFICIALLY OWNED
                 -------------------------                     ------------------    --------------------
Joseph A. Turek(1).........................................         832,000                  36.5%
Paul Schmitt(2)............................................          13,000                     *
Lavern D. Kramer(3)........................................          11,500                     *
Steve Grzywna..............................................               0                     *
All Directors and executive officers as a group (4
  persons)(4)..............................................         856,500                  37.6%

---------------
 *  Less than 1%.

(1) Includes 75,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(2) Includes 13,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(3) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(4) Includes 98,000 shares which may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options. See footnotes 1, 3 and 4.

     The addresses of the persons shown in the table above who are beneficial owners of more than 5% of the Company's Common Stock are: Mr. Turek, c/o M-Wave, Inc., 216 Evergreen Street, Bensenville, Illinois 60106.

     The foregoing table excludes warrants held by First Chicago Equity Corporation to purchase up to 781,964 shares of Common Stock with an exercise price of $1 per share (increasing by $.05 per share each anniversary of December 18, 1998). These warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of December 18, 1998. See "Certain Transactions."

                              SECTION 16 REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% during or with respect to the year ended December 31, 1999 were met.

1.    ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director (Steve Grzywna), one Class II Director (Joseph A. Turek) and one Class III Director (Lavern D. Kramer).

     The Board of Directors has nominated Joseph A. Turek to stand for reelection as a Class II Director for a term ending upon the election of directors at the 2003 annual meeting of stockholders.

     The Class I Director is not up for election this year and has a term ending upon the election of directors at the 2001 annual meeting of stockholders. The Class III Director is not up for election this year and has a term ending upon the election of directors at the 2002 annual meeting of stockholders. At the Annual Meeting, the shares of Common Stock represented by Proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect the nominee for Class II Director. The nominee has agreed to serve if elected. However, the nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" ITS NOMINEE.

NOMINEE FOR ELECTION AT THE ANNUAL MEETING

Class II Director

     JOSEPH A. TUREK, is the founder of the Company and has served as Chairman of the Board and Chief Executive Officer since June 1993 and as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. He received a B.S.E.E. degree from the University of Notre Dame and a M.B.A. degree from Northwestern University.

DIRECTOR CONTINUING IN OFFICE UNTIL 2001 ANNUAL MEETING

Class I Director

     STEVE GRZYWNA, has been a director of the Company since March 1999. Mr. Grzywna served as President of Sovereign Circuits from 1994 to March 1999. Mr. Grzywna received his degree from Youngstown State University.

DIRECTOR CONTINUING IN OFFICE UNTIL 2002 ANNUAL MEETING

Class III Director

     LAVERN D. KRAMER, has been a director of the Company since April 1992. Mr. Kramer has been the President of Kester Solder, a division of Litton Industries, since 1970. He is a member of the Board of Directors and Executive Committee of the Lead Industries Association. Mr. Kramer received a B.S.C. degree from International College.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during 1999. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee held two meetings and the Compensation Committee held one meeting during 1999. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a member of the Board.

     Messrs. Kramer and Grzywna are members of the Audit Committee. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls.

     The Audit Committee has adopted a written charter, which is attached to this Proxy Statement as Appendix A. Each member of our Audit Committee is "independent" as defined under the National Association of Securities Dealers' listing standards.

     Messrs. Grzywna and Kramer are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.

                           COMPENSATION OF DIRECTORS

     The Company does not pay any direct compensation to Directors. Mr. Kramer, who is a non-employee director of the Company, received stock options in April 1992 for 10,000 shares of Common Stock under the Plan.

                        EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid by the Company to the Company's Chief Executive Officer and its most highly compensated officers during 1999. No other executive officer of the Company had a total annual salary and bonus for 1999 which exceeded $100,000. The executive officers of the Company do not currently have employment agreements with the Company, are appointed annually by the Board of Directors and serve until their successors have been duly elected and qualified.

SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                      ---------------------------------
                                      ANNUAL COMPENSATION                     AWARDS            PAYOUTS
                             --------------------------------------   -----------------------   -------
                                                                      RESTRICTED   SECURITIES
                                                       OTHER ANNUAL     STOCK      UNDERLYING    LTIP
                                     SALARY    BONUS   COMPENSATION    AWARD(S)     OPTIONS/    PAYOUTS
NAME AND PRINCIPAL POSITION  YEAR     ($)       ($)       ($)(1)         ($)        SARS (#)      ($)
---------------------------  ----   --------   -----   ------------   ----------   ----------   -------
Joseph A. Turek............  1999   $148,188   none        none          none         none       none
(Chairman and CEO)           1998   $131,307   none        none          none         none       none
                             1997   $126,511   none        none          none         none       none
Paul H. Schmitt............  1999   $115,545   none        none          none         none       none

---------------

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

     No options were granted to the named executive officers during the fiscal year ended December 31, 1999. The following table sets forth certain information with respect to the unexercised options to purchase the Company's Common Stock held by the named executive officers at December 31, 1999. None of the named executive officers exercised any stock options during the fiscal year ended December 31, 1999.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                   NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                      OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                                                        FY-END (#)                 AT FY-END ($)(1)
                                                ---------------------------   ---------------------------
                    NAME                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    ----                        -----------   -------------   -----------   -------------
Joseph A. Turek..............................     75,000             --               0             --

---------------

(1) Based on the fair market value of the Common Stock on December 31, 1999 ($3.50 per share) less the option exercise price.

BONUS PLAN

     Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Team Leaders other than the Chief Executive Officer on an annual basis. The Compensation Committee has the discretion to award performance bonuses. An aggregate of approximately $24,000 in bonuses was awarded to the Company's employees in 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during 1999 was comprised of non-employee Directors of the Company, Mr. Kramer and Mr. Grzywna. For a description of transactions between the Company and entities affiliated with such members, see "Certain Transactions."

     No executive officer of the Company served on the Compensation Committee of another entity or on any other Committee of the Board of Directors of another entity performing similar functions during 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Compensation Policies.

     The Compensation Committee bases its review and recommendations regarding the Company's executive compensation with the goal of attaining the following objectives: (1) to attract, motivate and retain the highest quality executives, (2) to align both the short-term and the long-term interest of executives with those of the Company's stockholders, and (3) to encourage executives to achieve their assigned tactical and strategic business objectives as well as overall corporate financial results. During 1999, the executive compensation program was generally comprised of base salary and, with respect to executives other than the Chief Executive Officer, variable bonus awards based on current corporate and individual performance.

     The Committee believes that this compensation program best serves the interests of stockholders by ensuring that the executives are compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company. The compensation for the executives involves a significant proportion of pay which is at risk: the variable annual bonus and stock options (which directly relate a portion of their long-term remuneration to stock price appreciation realized by the Company's stockholders).

     The discussion below regarding Mr. Turek pertains to his compensation during 1999.

Base Salary.

     Mr. Turek's base salary of $148,188 as Chief Executive Officer for 1999 was based on his prior employment agreement with the Company. The salary of the other executive officers of the Company during 1999, was based upon subjective factors such as the level of experience and competence and complexity of the duties performed by such executive officer.

Bonus.

     The Compensation Committee also reviews and approves bonus compensation for Managers, other than the Chief Executive Officer, on an annual basis as described above. During 1999, no bonuses were paid to any executive officers or Managers due to the Company's financial performance.

Stock Options.

     The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interest of executives with those of stockholders. During 1999, no options were granted to any executive officers due to the Company's financial performance.

Compliance With Internal Revenue Code Section 162(m).

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Plan makes it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant effect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.

                                          COMPENSATION COMMITTEE
                                          Lavern D. Kramer
                                          Steve Grzywna

                             AUDIT COMMITTEE REPORT

     Our Audit Committee currently consists of two members. In connection with the audited financial statements contained in our 1999 Annual Report on Form 10-K, the Audit Committee:

     - reviewed the audited financial statements with our management;

     - discussed with Grant Thornton LLP, our independent auditors, the materials required to be discussed by Statement of Auditing Standard 61, or SAS 61;

     - reviewed the written disclosures and the letter from Grant Thornton LLP required by Independent Standards Board No. 1 and discussed with Grant Thornton LLP their independence; and

     - based on the foregoing review and discussion, recommended to our Board of Directors that the audited financial statements be included in our 1999 Annual Report on Form 10-K.

                                   AUDIT COMMITTEE

                                   Lavern D. Kramer
                                   Steve Grzywna

PERFORMANCE INFORMATION

     The following graph compares the performance of the Company with the performance of the NASDAQ Composite Index and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from January 1, 1995, to December 31, 1999. The corporations making up the peer companies group are Circuit Systems Inc., Hadco Corp., Merix Corp., Parlex Corp., and Sheldahl Co. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at January 1, 1995 and that all dividends, if any, were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG M-WAVE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

[PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------------------
                                              12/94        12/95        12/96        12/97        12/98        12/99
------------------------------------------------------------------------------------------------------------------------
 M-Wave, Inc.                                 100.00        44.26        16.39        22.95        12.30        22.95
 Peer Group                                   100.00       166.59       194.04       181.32       123.77       180.93
 Nasdaq Stock Market (U.S.)                   100.00       141.34       173.90       213.07       300.44       556.91

---------------
* $100 Invested on 12/31/94 in Stock or Index - Including Reinvestment of Dividends. Fiscal Year Ending December 31.

                              CERTAIN TRANSACTIONS

     On December 18, 1998, the Company repurchased 781,964 shares of Common Stock owned by First Chicago Equity Corporation ("FCEC") and its affiliates. The aggregate consideration paid by the Company consisted of $781,964 plus warrants to purchase up to 781,964 shares of the Common Stock with an exercise price of $1 per share (increasing by $.05 per share each anniversary of the issue date of the warrants). The warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of the issue date of the warrants.

     A special committee of the Board of Directors of the Company, consisting of Lavern Kramer and Rick Mathes, determined that the repurchase of the shares of the Common Stock owned by FCEC and its affiliates is in the best interests of the Company's stockholders.

     In connection with the repurchase, (i) Eric C. Larson and Timothy A. Dugan, two directors of the Company designated by FCEC, resigned from the Board of Directors and (ii) FCEC withdrew its notice to nominate two additional directors at the Company's next annual meeting of stockholders.

2.   INDEPENDENT AUDITORS

     The Board of Directors recommends that stockholders ratify the appointment of Grant Thornton LLP by voting "FOR" ratification of Grant Thornton LLP as the Company's auditors for 2000. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

     Grant Thornton LLP has audited the Company's financial statements since 1998. Representatives of Grant Thornton LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

3.   OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

June 8, 2000

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                  M-WAVE, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of M-Wave, Inc. and its subsidiaries (the "Company") shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate to the Board of Directors independent auditors to audit the Company's financial statements and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

          1. Each member will be an independent director, as defined in NASDAQ Rule 4200;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee if the required determination and other requirements of NASD Rule 4310(c)(26)(B) are complied with.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

          2. Reviewing the independent auditors' proposed audit scope and approach;

          3. Reviewing and managing the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and (v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          5. Reviewing and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

          6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

          7. Reviewing the unaudited quarterly operating results in the Company's quarterly earnings release;

          8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

          9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

          10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          12. Reviewing the Company's compliance with employee benefit plans;

          13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Reviewing its own structure, processes and membership requirements;

          17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
     Schedule 14A; and

          18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

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     PROXY                                                            PROXY
                                  M-WAVE, INC.
                 ANNUAL MEETING OF STOCKHOLDERS, JULY 26, 2000
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby (i) appoints Joseph A. Turek and Paul H. Schmitt and each of them as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Union League Club, 65 W. Jackson, Chicago, Illinois, on Wednesday, July 26, 2000, at 10:00 a.m. local time, and at any adjournments hereof, hereby revoking any and all proxies heretofore given and
(ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "For" the election of the Directors nominated by the Board of Directors and to ratify the appointment of Grant Thornton LLP as the company's independent auditors.

           PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)


--------------------------------------------------------------------------------


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                                                         M-WAVE, INC.
                                 PLEASE MARK VOTE at OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[                                                                              ]

1. ELECTION OF DIRECTORS:                            For    Withhold    For All
   Nominee for Class II Director: Joseph A. Turek    All       All      Except*                   For        Against      Abstain
                                                     [ ]       [ ]        [ ]                     [ ]          [ ]          [ ]

                                                                                2. Ratify appointments of
                                                                                   independent auditors.
---------------------------------------------------
(Except nominee written above.)
                                                                                3. In their discretion to act on any other matters
                                                                                   which may properly come before the Annual
                                                                                   Meeting.

                                                                                        The Board of Directors Recommends You
                                                                                        Vote FOR the Above Proposals.
--------------------------------------------------------------------------------------
                                                                                                     Dated ____________ 2000

                                                                                        Signed ________________________________

                                                                                        ---------------------------------------
                                                                                        Your signature to this Proxy form should
                                                                                        be exactly the same as the name imprinted
                                                                                        herein. Persons signing as executors,
                                                                                        administrators, trustees or in similar
                                                                                        capacities, should so indicate. For joint
                                                                                        accounts, the name of each joint owners
                                                                                        must be signed.

---------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                                       YOUR VOTE IS IMPORTANT!
                                    PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.
